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                                                                   EXHIBIT 10.38

                                AMENDMENT NO. 1
                                      TO
                             EMPLOYMENT AGREEMENT
                             --------------------


     THIS AMENDMENT NO. 1, dated as of October 15, 1998, to that certain Employment Agreement, dated as of the 1st day of November, 1997 (the "Agreement"), between Maxxim Medical, Inc., a Texas corporation (the "Company"), and Kenneth W. Davidson (the "Executive").

     WHEREAS, the Company and the Executive entered into the Agreement to provide for the employment of the Executive by the Company; and

     WHEREAS, the Company and the Executive desire to make certain changes in the terms of the Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     2. Section 5(d) of the Agreement is hereby amended to increase the dollar amount of the loan or loans to be made to the Executive from $400,000 to $500,000.

     3. Section 8(d) of the Agreement is hereby amended by deleting the parenthetical contained in the first sentence of the second paragraph thereof, and replacing it with the following parenthetical:

     (as defined in the Executive Continuity Agreement between the Company and the Executive, dated as of August 31, 1998, hereafter the "Termination Agreement")

     4. Except as otherwise provided herein, the Agreement shall remain in full force and effect.

     5. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     6. This Amendment No. 1 shall become effective upon execution by each of the parties hereto, and thereafter any reference to the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

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          IN WITNESS WHEREOF, the individual party hereto has executed this
Amendment to the Agreement, and the corporate party hereto has caused this Amendment to the Agreement to be executed by its respective duly authorized officer, as of the day and year first above written.

                                   MAXXIM MEDICAL, INC.

                                   By   /s/ Donald R. DePriest
                                     -------------------------------------
                                        Donald R. DePriest
                                        Member of Maxxim Medical
                                        Board of Directors -
                                        Compensation Committee



                                        /s/ Kenneth W. Davidson
                                   ---------------------------------------
                                   KENNETH W. DAVIDSON

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